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SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

MMRGLOBAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 7, 2013

To Our Stockholders:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of MMRGlobal, Inc. to be held on July 17, 2013, 10:30 a.m. Pacific Time (the "Annual Meeting"), at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement.

For this year, we have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. These rules allow us to make our stockholders aware of the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. We believe compliance with these rules will allow us to provide our stockholders with the materials they need to make informed decisions, lower the costs of printing and delivering those materials, and significantly reduce the environmental impact of our Annual Meeting.

It is important that you use this opportunity to take part in the affairs of MMRGlobal by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using one of the voting methods we have provided to you. Please review the voting instructions described in the accompanying Proxy Statement. Returning the proxy card with your vote does not deprive you of your right to attend the meeting and to vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under "How can I attend the Annual Meeting?," beginning on page 7 of this Proxy Statement.

Thank you for your interest in MMRGlobal, Inc.

Sincerely,

/s/ Robert H. Lorsch
 Robert H. Lorsch
Chairman and Chief Executive Officer

4401 Wilshire Blvd., Suite 200
Los Angeles, California 90010

NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MMRGlobal, Inc.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of the Stockholders, which we refer to as the Annual Meeting, of MMRGlobal, Inc., a Delaware corporation, will be held on July 17, 2013, 10:30 a.m. Pacific Time, at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010, to consider and vote upon the following proposals:

1. To elect two (2) Class I directors to serve for a term of three (3) years, with such term expiring upon the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2. To amend our Amended and Restated Certificate of Incorporation, as amended to date, to increase the authorized number of shares of our common stock from 950,000,000 shares to 1,250,000,000 shares for the purpose of enabling the Company to have sufficient equity for strategic business and or M&A opportunities;

3. To approve an amendment to the MMRGlobal, Inc. 2011 Equity Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards, by adding 20 million shares available to be issued under that plan;

4. To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers;

5. To approve an advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held once every one, two or three years;

6. To ratify the appointment of Rose Snyder & Jacobs as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the Proxy Statement accompanying this notice.

Stockholders of record at the close of business on May 20, 2013, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of that date, 608,319,787 shares of our common stock were outstanding and entitled to vote. We cordially invite all Stockholders to attend the Annual Meeting in person.

By Order of the Board of Directors,

/s/ Robert H. Lorsch

Robert H. Lorsch
Chairman and Chief Executive Officer

Los Angeles, California
June 7, 2013

Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 17, 2013

The Proxy Statement and Annual Report for the year ended December 31, 2012 are available under "Investor Relations" on our Internet website at http://www.MMRGlobal.com.

YOUR VOTE IS IMPORTANT.

For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "How to Vote" in the accompanying Proxy Statement or, if you requested printed proxy materials, your enclosed proxy card.

4401 Wilshire Blvd., Suite 200
Los Angeles, California 90010

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials

Under rules issued by the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On June 7, 2013, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2012, (the "Annual Report") each of which is available under "Investor Relations" on our website at http://www.MMRGlobal.com.

This process is designed to expedite our stockholders' receipt of our proxy materials, decrease the cost of our Annual Meeting and help conserve natural resources. However, if you would prefer to receive printed copies of the proxy materials via mail, please follow the instructions included in the Notice. Otherwise, you will continue to receive a Notice and form of Proxy through the mail with instructions on how to access the Annual Report and Proxy Statements via the Internet.

Questions and Answers about the Annual Meeting and Voting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of MMRGlobal, Inc., a Delaware corporation, (the "Board" or "Board of Directors"), of proxies to be voted at our Annual Meeting and at any adjournment or postponement thereof. As used in this Proxy Statement, unless otherwise indicated, the terms "Company," "we," "us," and "our" refer to MMRGlobal, Inc.

You are invited to attend the Annual Meeting on July 17, 2013, beginning at 10:30 a.m. Pacific Time. The Annual Meeting will be held at the MMRGlobal, Inc. corporate headquarters, located at 4401 Wilshire Boulevard, Los Angeles, California 90010.

Stockholders will be admitted to the Annual Meeting beginning at 10:00 a.m. Pacific Time.

We are mailing the Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials on or about June 7, 2013.

How can I attend the Annual Meeting?

Stockholders must present a form of personal photo identification in order to be admitted to the Annual Meeting. If you hold your shares in street name, you also will need proof of ownership in order to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your nominee are examples of acceptable proof of ownership.

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date will be entitled to notice of and to vote on the matters presented at the Annual Meeting. At the close of business on May 20, 2013, we had 608,319,787 outstanding shares of our common stock. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, for those shares, to be the "stockholder of record." The Notice and proxy card documents for the Annual Meeting have been sent directly to you by Broadridge, our proxy services provider.

If you hold your shares in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. A Notice and separate proxy card has been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in that mailing from your broker, bank or other holder of record.

How do I vote?

You may vote all of your shares using any of the following methods:

  By Mail

You can vote by mail using the proxy card that was separately mailed to you by us or by your broker, bank or other holder of record. Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the person named on the proxy card will vote the shares represented by that proxy as recommended by our Board of Directors for all matters other than the election of directors.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to MMRGlobal, Inc., 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.

  Via the Internet

You can vote by proxy over the Internet by following the instructions provided to you on the proxy card or in the Notice. Internet voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on July 16, 2013 by visiting www.proxyvote.com and following the instructions. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the proxy card. If you vote by Internet, you do not need to return your proxy card.

  In Person at the Annual Meeting

All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as your representative. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote in person at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Who will count the vote?

Representatives from Broadridge Financial Solutions will tabulate the votes, and an employee of ours, appointed during the meeting, will act as the inspector of election.

What can I do if I change my mind after I vote my shares?

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by filing with the Company at the Company's principal executive office, 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a stockholder of record you will receive only one proxy card for all the shares (including Restricted Shares) that you hold in certificate form and in book-entry form. If you are a beneficial owner, you will receive voting instructions, and information regarding the householding, or consolidation, of your vote, from your bank, broker or other holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, by contacting Herlyn Eslit, of the Company.

What is a "quorum" at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a "quorum." Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

What happens if I do not give specific voting instructions?

Stockholders of Record.

If you are a stockholder of record and you:

  indicate when voting on the Internet that you wish to vote as recommended by our Board of Directors; or
  sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Which ballot measures are considered "routine" or "non-routine"?

The ratification of the selection of Rose Snyder & Jacobs as our independent registered public accounting firm for the year ending December 31, 2013 (Proposal No. 6) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 6.

The election of directors (Proposal No. 1), the proposed amendment to our amended and restated certificate of incorporation (Proposal No. 2), the proposed amendment to our 2011 Equity Incentive Plan (Proposal No. 3), and the advisory votes on executive compensation (Proposal Nos. 4 and 5) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals Nos. 1 through 5.

What vote is required to approve each proposal?

Proposal No. 1: Election of Directors. The two nominees receiving the highest number of "FOR" votes of the shares entitled to be voted for them will be elected as directors to serve for a term of three (3) years or until their successors are duly elected and qualified. For Proposal No. 1, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "WITHHELD." Votes that are voted "WITHHELD" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 1.

Proposal No. 2: Amendment of Amended and Restated Certificate of Incorporation. Proposal 2 requires the affirmative vote of a majority of the shares issued and outstanding and entitled to vote on Proposal No. 2. For Proposal No. 2, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "ABSTAIN." Votes that are voted "ABSTAIN" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 2.

Proposal No. 3: Approval of Amendment to MMRGlobal, Inc.'s 2011 Equity Incentive Plan. Proposal 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 3. For Proposal No. 3, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "ABSTAIN." Votes that are voted "ABSTAIN" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 3.

Proposal No. 4: Non-Binding Approval of MMRGlobal, Inc's Executive Officer Compensation. Proposal 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 4. For Proposal No. 4, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "ABSTAIN." Votes that are voted "ABSTAIN" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 4.

Proposal No. 5: Non-Binding Approval of the Frequency of Future Votes Approving MMRGlobal, Inc. Executive Officer Compensation. Proposal 5 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 5. For Proposal No. 5, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," and "AGAINST," or "ABSTAIN." Votes that are voted "ABSTAIN" and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting, but will have no effect and will not be counted towards the vote total for Proposal No. 5.

Proposal No. 6: Ratification of Independent Registered Public Accountants. Proposal 6 requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 6. For Proposal No. 6, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," "AGAINST," or "ABSTAIN." Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions have no effect and will not be counted towards the vote total for Proposal No. 6.

Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the designated proxy appointed by the Board of Directors (the person named in your proxy card if you are a stockholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, mailing and electronic distribution or hosting of this Proxy Statement, the proxy and any additional information furnished to stockholders. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to the beneficial owners of our common stock.

We may supplement our original solicitation of proxies by mail, telephone, telegram, email or personal solicitation by directors, officers or other regular employees of the Company. We will not pay additional compensation to directors, officers or other regular employees for such services.

When is the deadline for stockholder proposals to be included in the Company's 2014 Annual Meeting?

Pursuant to SEC Rule 14a-8, proposals that stockholders wish to include in the Company's Proxy Statement and form of proxy for the Annual Meeting must be received by the Company at its principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, no later than February 8, 2014 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by April 24, 2014 of any matter a stockholder intends to propose for a vote at the Annual Meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that stockholders wish to present at the Annual Meeting (but not included in the Company's related Proxy Statement and form of proxy) must be received by the Company at its principal executive office at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, not before March 20, 2014 and no later than April 19, 2014 and must satisfy the conditions for such proposals set forth in the Company's Amended and Restated Bylaws (the "Bylaws"). Stockholders are advised to review the Company's Bylaws, which contain requirements with respect to advance notice of stockholder proposals and director nominations.

What is the process for stockholders to communicate with the Board of Directors?

The Company provides an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to MMRGlobal, Inc. at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all directors, as he deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 20, 2013, the Record Date, as to shares of our common stock beneficially owned by: (1) each person known by us to beneficially own five percent or more of the outstanding shares of our common stock; (2) each of our named executive officers listed in the summary compensation table; (3) each of our directors; and (4) all of our named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as otherwise noted in the footnotes below, we believe, based upon information furnished to us, that each of the stockholders named in the tables have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

Shares of common stock subject to options, warrants and convertible notes exercisable or convertible within 60 days from May 20, 2013 are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or notes, but are not deemed outstanding for computing the ownership percentage of any other person.

	Number of Shares of Common
Name and Address of Beneficial Owner (1)	Stock Beneficially Owned (2)	Percentage
Directors and Named Executive Officers
Robert H Lorsch (3)	101,736,906	15.8%
Jack Zwissig (4)	6,595,375	1.1%
Doug Helm (5)	7,175,624	1.2%
Bernie Stolar (6)	15,452,894	2.5%
Mike Finley (7)	2,150,000	*
Ivor Royston (8)	1,060,558	*
Ingrid Safranek (9)	8,750,000	1.4%
Richard Lagani (10)	3,150,000	*
Ralph Salazar (11)	2,300,000	*
All Executive Officers and Directors as a group	148,371,357	23.4%
(9 People) (12)

5% Stockholders
RHL Group (3)	80,238,152	12.3%
Robert H Lorsch (3)	21,498,754	3.5%
David Loftus (13)	58,247,324	9.1%
Sherry Hackett (14)	36,350,068	5.8%

(1)	The business address of each director and executive officer listed is c/o MMRGlobal, Inc., 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.
(2)

This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 608,319,787 shares of common stock outstanding as of May 20, 2013. Shares of common stock subject to options, warrants and convertible notes exercisable or convertible within 60 days after May 20, 2013, are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or notes, but are not deemed outstanding for computing the ownership percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

(3)

Consists of (i) 7,318,754 shares of common stock held directly by Mr. Lorsch and 36,454,892 shares of common stock held directly by The RHL Group, which is wholly owned and controlled by Mr. Lorsch, and Mr. Lorsch also has voting and/or investment power over such shares, (ii) a fully vested warrants and/or options held by The RHL Group to purchase 43,783,260 shares of common stock, and (iii) stock options held by Mr. Lorsch to purchase 14,180,000 shares of common stock that are vested and exercisable within 60 days after May 20, 2013.

(4)	Includes 4,065,000 shares subject to options exercisable within 60 days after May 20, 2013.
(5)	Includes 1,850,000 shares subject to options exercisable within 60 days after May 20, 2013.
(6)	Includes 5,540,261 shares subject to options exercisable within 60 days after May 20, 2013.
(7)	Includes 725,000 shares subject to options exercisable and a warrant to purchase 350,000 shares of common stocks within 60 days after May 20, 2013.
(8)	Mr. Royston joined the Board on May 27, 2013. Includes a warrant to purchase 250,000 shares of common stocks within 60 days after May 20, 2013.
(9)	Includes 2,725,000 shares subject to options exercisable within 60 days after May 20, 2013.
(10)	Includes 150,000 shares subject to options exercisable and a fully vested warrant to purchase 1,000,000 shares of common stocks within 60 days after May 20, 2013.
(11)	Includes 1,550,000 shares subject to options exercisable within 60 days after May 20, 2013.
(12)	Includes 76,168,521 shares subject to options, warrants and convertible notes exercisable within 60 days after May 20, 2013.
(13)	Includes 33,017,977 shares subject to options, warrants and convertible notes exercisable within 60 days after May 20, 2013.
(14)	Includes 20,622,290 shares subject to options, warrants and convertible notes exercisable within 60 days after May 20, 2013.

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer and principal financial officer.  The Code of Business Conduct and Ethics is available in the Corporate Governance section under "Investor Relations" on our website at www.MMRGlobal.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Our Board of Directors adopted a related party transaction policy, under which all related party transactions shall be presented to the disinterested directors of the Board for review and approval in advance of such transactions. If it is not feasible to obtain advance approval of a related party transaction, such transaction shall be subject to the ratification of the disinterested directors of the Board, and the Company may enter into such transaction prior to obtaining the approval of the disinterested directors only if the terms of such transaction allow it to be rescinded at no cost to the Company in the event it is not ratified by the disinterested directors of the Board.

Other than the agreements and other arrangements set forth below, since January 1, 2012, there have not been any transactions or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Our Chairman and Chief Executive Officer, Robert H. Lorsch, is also the Chief Executive Officer of The RHL Group, Inc. and owns all of the capital stock of The RHL Group, Inc. Mr. Lorsch directly, and indirectly through The RHL Group, Inc., beneficially owns approximately 15.7% our total outstanding voting stock. The RHL Group, Inc. has loaned money to our wholly-owned subsidiary, MyMedicalRecords, Inc. ("MMR"), pursuant to a secured note.

The RHL Group is an investment holding company which provides consulting, operational and technical services to the Company, which we refer to as the RHL Services. As part of the RHL Services, the RHL Group provides the Company with unrestricted access to its internal business and relationship contact database of more than 10,000 persons and entities, which includes clients of the RHL Group and other individuals which may hold value to the Company. The RHL Group also provides infrastructure support to the Company, including allowing the Company unlimited access to its facilities, equipment, and data, information management and server systems. In addition to allowing the Company the use of its office support personnel, the RHL Group also has consented to allow the Company to utilize the full-time services of Mr. Lorsch as the Company's Chairman and Chief Executive Officer, which requires substantial time and energy away from his required duties as the RHL Group's Chairman and Chief Executive Officer. In addition, the RHL Group has made its President, Kira Reed, available as the Company's spokesperson. Ms. Reed, who is Mr. Lorsch's spouse, also manages the Company's social networking activities.

In consideration for the above, The RHL Group, Inc. has a consulting arrangement with our wholly-owned subsidiary, MMR. A copy of the consulting agreement is filed as Exhibit 10.12 to our current report on Form 8-K filed with the SEC on February 2, 2009. The consulting agreement provides for a monthly fee of $25,000 plus the reimbursement of certain expenses, including medical insurance.

On September 15, 2009, we entered into a five-year agreement with E-Mail Frequency, LLC and David Loftus, Managing Partner of E-Mail Frequency, LLC, a significant stockholder of the Company. Pursuant to the terms of this license agreement, we continue to license the use of an existing 80 million person direct marketing database, which we refer to as the Database, of street addresses, cellular phone numbers, e-mail addresses and other comprehensive data with E-Mail Frequency. The agreement allows us to market, through the use of the Database, our MyMedicalRecords PHR, MyEsafeDepositBox virtual vault, and MMRPro document management system to physicians and their patients. Under the terms of the Agreement, we paid $250,000 to David Loftus as a one-time consulting fee in the form of 2,777,778 shares of our common stock. We recorded the $250,000 one-time licensee fee as a prepaid consulting fee and included in the prepaid expenses and other current assets as of December 31, 2009, less amortization of $12,500 included in operating expensed for the year ended December 31, 2009. Amortization expense for the years ended December 31, 2012 and 2011 was $50,000. In addition, we incurred a total of $27,905 and $21,687 during the years ended December 31, 2012 and 2011, respectively, toward convertible notes interest to Mr. Loftus. We included in related party payables at December 31, 2012 and December 31, 2011 of $49,595 and $21,687, respectively, in respect to these services. Furthermore, Mr. Loftus is a value-added- reseller of MMRPro systems. We recognized $67,883 and $20,280 in revenue from E-Mail Frequency for the sale of MMRPro systems, during 2012 and 2011, respectively. Furthermore, on January 6, 2010, we entered into 12% Convertible Promissory Notes with Mr. Loftus for a principal amount totaling $400,000 and warrants to purchase our common stock, which Mr. Loftus immediately converted both into shares of our common stock, for a total 8,860,606 shares of our common stock. On July 26, 2010 and September 21, 2010, we entered into 6% Convertible Promissory Notes with Mr. Loftus for a total principal amount of $450,000 and warrants to purchase the our common stock. On April 15, 2011, we entered into a 6% Convertible Promissory Note with Mr. Loftus for a principal amount of $156,436 and warrants to purchase our common stock. On July 19, 2011, we entered into a 6% Convertible Promissory Note with Mr. Loftus for a principal amount of $157,422 and warrants to purchase our common stock. Effective September 1, 2011, we signed and Amendment to the Agreement dated September 15, 2009 to provide licensor a non- exclusive right to target, market and exploit the Employee Benefits market.

The securities described above were issued to each of the foregoing persons or entities in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and the rules promulgated thereunder. At the time of their issuance, the securities granted above were restricted securities for purposes of the Securities Act and the certificates representing such securities bear legends to that effect, unless a legal opinion has been issued for the removal of such legends. The exercise/conversion prices of the securities described above were equal to the closing price of our common stock as of the date of grant.

Director Independence

Our Board of Directors has determined that each of the following directors would be deemed "independent" under applicable NASDAQ Stock Market LLC rules: Messrs. Finley, Helm, Royston, Stolar and Zwissig. These persons represent a majority of our Board of Directors. Mr. Lorsch, the Chairman of our Board of Directors and our Chief Executive Officer would not be deemed independent. Messrs. Stolar, Zwissig and Finley are members of our Compensation Committee and Mr. Zwissig is the Chairman of our Compensation Committee. Messrs. Helm and Zwissig are members of our Nominating and Corporate Governance Committee and Mr. Helm is the Chairman. Messrs. Stolar, Zwissig and Finley are members of our Audit Committee, but would not be deemed to be independent under the more stringent independence requirements for Audit Committee members set forth in NASDAQ Listing Rule 5605(2). Mr. Stolar is Chairman of the Audit Committee.

Legal Proceedings

From time to time, we are involved in various legal proceedings generally incidental to our business. While the result of any litigation contains an element of uncertainty, our management presently believes that the outcome of any known, pending or threatened legal proceeding or claim, individually or combined, will not have a material adverse effect on our financial statements.

On May 16, 2013, our wholly-owned subsidiary, MMR, filed a complaint for patent infringement against Jardogs LLC ("Jardogs"), a subsidiary of Allscripts in the United States District Court for the Central District of California. In this complaint, MMR alleges that Jardogs is infringing MMR's Personal Health Records patent U.S. Patent No. 8,301,466 and is seeking monetary damages for patent infringement.

On April 10, 2013, our wholly-owned subsidiary, MMR, filed a complaint for patent infringement against Quest Diagnostics Inc. in the United States District Court for the Central District of California. In this complaint, MMR alleges that Quest Diagnostics Inc. is infringing MMR's Personal Health Records patent U.S. Patent No. 8,301,466 and is seeking monetary damages for patent infringement.

We have received a "right to sue" notice from the California Department of Fair Employment and Housing, or the DFEH, related to complaint filed by Sunil Singhal, whom we formerly employed as Executive Vice President of Technology and Product Development at MMR until we terminated his employment on March 30, 2012. The U.S. Equal Employment Opportunity Commission has declined to take action in this matter, and the DFEH also declined to bring a citation.

On February 11, 2013, our wholly-owned subsidiary, MMR, filed a complaint for patent infringement against WebMD Health Corp. and its wholly owned subsidiary WebMD Health Services Group, Inc., which we refer to collectively as WebMD, in the United States District Court for the Central District of California. In this complaint, MMR alleges that WebMD is infringing MMR's Personal Health Records patent U.S. Patent No. 8,301,466 and is seeking monetary damages for patent infringement. We announced on June 7, 2013, that we have entered into an a written agreement with WedMD to dismiss the case without prejudice to re-filing the same case again, in order to continue to try and resolve the matter without the timing constraints imposed by the lawsuit. As the dismissal is without prejudice, we retain the right to re-file the litigation at any time.

On January 29, 2013, our wholly-owned subsidiary, MMR, filed a complaint for patent infringement against Walgreen Co. in the United States District Court for the Central District of California. In this complaint, MMR alleges that Walgreen Co. is infringing MMR's Personal Health Records patent, U.S. Patent No. 8,301,466 and is seeking monetary damages for patent infringement.

On October 18, 2012, we were named as a defendant in an action filed in the California Superior Court, County of Los Angeles, by Naj Allana, who has claimed that MMR owes approximately $125,000 to him and his corporation and that he is entitled to receive shares of our common stock related to a services agreement that he entered into with us. As of the date hereof, we have answered the complaint and have filed a cross-complaint against Mr. Allana, alleging that, in lieu of performing his duties for us, Mr. Allana entered into transactions on behalf of us with outside vendors. We believe that, should Mr. Allana prevail on his claims, a substantial portion of any ensuing award would be offset by our cross- complaint. The matter is in discovery and a trial date has been set for November 18, 2013.

On July 17, 2012, we filed a claim in the United States Bankruptcy Court for the Southern District of New York for approximately $825,000 for reimbursement of initial and on-going costs incurred on the integration of Kodak products and software during the development of MMRPro. We have been forced to identify replacement systems and undertake significant additional development efforts as a result of Kodak's bankruptcy filing. The Kodak claim is currently pending in the Bankruptcy Court.

On December 9, 2011, our wholly-owned subsidiary, MMR, entered into a Non-Exclusive Settlement and Patent License Agreement, which we refer to in this section as the Agreement, with Surgery Center Management LLC, or SCM. In consideration for the rights granted under the Agreement and in consideration of a settlement and release agreement, SCM contracted to pay MMR an initial payment of $5 million payable on December 23, 2011 and additional payments of $5 million per year for five consecutive years. After numerous attempts to collect the past due amount of $5 million, on January 19, 2012, MMR filed a lawsuit in the Superior Court of the State of California for the County of Los Angeles for breach of contract and is seeking damages in an amount of $30 million.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with each class serving a staggered three-year term. Our current directors and corresponding terms are as follows:

Director	Class	Expiration of Term
Douglas H. Helm	Class I	2013 Annual Meeting
Jack Zwissig	Class I	2013 Annual Meeting
Robert H. Lorsch	Class II	2014 Annual Meeting
Ivor Royston	Class II	2014 Annual Meeting
Mike Finley	Class III	2015 Annual Meeting
Bernard Stolar	Class III	2015 Annual Meeting

As previously discussed, our stockholders will be voting on the election of two (2) Class I directors. The nominees up for election as Class I directors are Messrs. Helm and Zwissig. The Class I directors to be elected will hold office until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until such director's earlier death, resignation or removal. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Messrs. Helm and Zwissig. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Messrs.Helm and Zwissig have agreed to serve as Class I directors if elected, and the Board has no reason to believe they will be unable to serve.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote, up to the number of directors to be elected, will be elected.

The names of the nominee and our current directors with unexpired terms, their ages as of the Record Date, and certain information about them are stated below:

Name	Age	Principal Occupation
Robert H. Lorsch	63	Chief Executive Officer of MMRGlobal, Inc.
Douglas H. Helm	71	President and Managing Member of Helm Consulting Group LLC
Jack Zwissig	64	Chief Executive Officer of Zwissig and Associates
Mike Finley	52	Vice President, Global Carrier and Distribution Business Development of Qualcomm
Bernard Stolar	66	Consultant to the video games industry and a marketing and strategic planning advisor for our wholly-owned subsidiary, MMR
Ivor Royston	68	Founding Managing Member of Forward Ventures

Robert H. Lorsch, Chairman of the Board; Chief Executive Officer. Mr. Lorsch has served as the Chairman and Chief Executive Officer of the Company since 2005. He is also Chairman and Chief Executive Officer of The RHL Group, Inc., a private equity and business management consulting firm Mr. Lorsch formed in April 1998. In 1994, he co-founded SmarTalk TeleServices, Inc. ("SmarTalk"), leading the company through a successful public offering in 1996 and building it into one of the largest providers of prepaid telecommunications products and services. Mr. Lorsch served as its Chairman and Chief Executive Officer until February 1998, when SmarTalk moved its headquarters from Los Angeles, California to Dublin, Ohio with different management. The Company's assets were subsequently liquidated and sold to AT&T in March 1999. In 1986, Mr. Lorsch founded the Lorsch Creative Network, a consulting company that developed marketing, advertising and interactive sales promotions campaigns for nationally and internationally recognized clients. In 1998, the Lorsch Creative Network became The RHL Group, Inc. Mr. Lorsch has also served on the Personal Health Record Steering Committee of the Healthcare Information and Management Systems Society from 2006 to 2007. He spent more than 25 years as a Member of the Board of Trustees of the California Science Center, where the Robert H. Lorsch Family Pavilion stands as a gateway to the California Science Center. He currently is a Member of the Board of Governors, Cedars-Sinai Medical Center; and has served since 1998 as Member of the Board of Directors and Executive Committee of D.A.R.E. America. He has also served as a National Vice President of Muscular Dystrophy and as a Member of the Board of the Sheriff's Youth Foundation. Mr. Lorsch has received numerous honors and awards, including D.A.R.E. America's "Future of America Award," the Muscular Dystrophy Association's "Humanitarian of the Year Award," and the Starlight Children's Foundation's "Golden Wish Award." Mr. Lorsch was also awarded the Private Sector Initiatives Citation, or C-Flag, from the White House during the Reagan Administration for his commitment to raising millions of dollars for financing state and local earthquake preparedness education. Mr. Lorsch continues to serve as Chairman of the Board of MMR and acts as its Chief Executive Officer.

We believe that Mr. Lorsch's qualifications to continue to serve on our Board of Directors include his 40 years of experience as the chief executive officer of various successful corporations he founded, his knowledge of business management, his experience as a member of numerous organizational committees, his position as our current Chief Executive Officer and his direct responsibility for all areas of our operations.

Douglas H. Helm, Director.  Mr. Helm is the managing member of Helm Consulting Group LLC, a global consultancy firm.  From 2002 to 2009 he was associated with Employers Direct Corporation, Agoura Hills, CA, serving in various capacities, including marketing consultant, Vice President and Chief Marketing & Sales Officer of Employers Direct Insurance Company and Chief Operating Officer of its benefit subsidiary, Plenary Insurance Services, until its sale in October 2009.  Mr. Helm has over 40 years of experience in insurance and information services and has worked internationally in Russia, China and Europe.  Mr. Helm majored in Labor Economics at the University of Washington and received a J.D. from Northwestern School of Law in 1973. Mr. Helm is a member of the Oregon State Bar.

We believe that Mr. Helm's qualifications to continue to serve on our Board of Directors include his 40 years of experience in insurance and information services, his experience in marketing and consulting, his experience in the positions he has gained as vice president, chief marketing & sales officer and chief operating officer, and his legal background.

Jack Zwissig, Director. Since 1992, Mr. Zwissig has served as Chief Executive Officer of Zwissig and Associates, a consulting and executive leadership training firm that primarily concentrates on the designing and implementing of corporate culture change, including mergers and acquisitions. Throughout his tenure as head of Zwissig and Associates, Mr. Zwissig has offered consulting, marketing and advertising services to some of America's leading corporations and has led numerous corporate teambuilding workshops and seminars, both in the U.S. and abroad. Mr. Zwissig received a B.S. in Marketing and Management and a M.B.A. from Santa Clara University.

We believe that Mr. Zwissig's qualifications to continue to serve on our Board of Directors include his 18 years of experience as chief executive officer of a consulting and executive leadership training firm, his knowledge of marketing and management, and his business background.

Mike Finley, Director. Mr. Finley is a respected leader in the telecommunications industry long-recognized for creating and growing businesses. He currently serves as Vice President, Global Carrier and Distribution Business Development for Qualcomm. Previously, he was President of the West Region for Sprint Nextel from 2006 to 2008 and a Senior Vice President of Sprint Corporation. He joined Nextel in 2002 as Area Vice President of Southern California and was promoted following the Sprint Nextel merger to Senior Vice President of General Business for the U.S. Prior to joining Nextel, Mr. Finley was a Senior Vice President of Wingcast, a joint venture between Ford Motor Company and Qualcomm which developed telematic products for Ford vehicles. From 1993 to 2001, Mr. Finley served as President of Verizon Wireless in Southern California, Vice President and General Manager in Sacramento and was Vice President of Sales in Ohio for Airtouch Cellular.  Prior to joining Airtouch, he held positions with Cellular One and McCaw Cellular. He began his career in communications in 1985 as a co-founder of Celluland, a national franchise which created an alternative distribution approach in advance of consumer marketing of wireless products. Mr. Finley is a graduate of Creighton University with a BSBA in Marketing and the General Manager Program in Executive Education at Harvard Business School. He currently serves as a Board Member of the Los Angeles Sports and Entertainment Commission, Member of the Region 1 Homeland Security Advisory Council, and Member of the Creighton University Hall of Fame.  Mr. Finley also served as a Member of the Board of Advisors of the Company, which he vacated upon joining the Company's Board of Directors.

We believe that Mr. Finley's qualifications to continue to serve on our Board of Directors include his vast expertise in the telecommunications industry with specific marketing expertise in the mobile technology sector and his experience in senior management positions at large corporations.

Bernard Stolar, Director. Mr. Stolar currently serves on the Board of Directors of Worlds.com, a Public Company, as a consultant to the video games industry, and as marketing and strategic planning advisor for our wholly-owned subsidiary, MMR. From February 2007 to September 2008, Mr. Stolar served as Games Industry Evangelist for Google, Inc., where his responsibilities included building in-game advertising. From February 2006 until its purchase by Google, Inc. in February 2007, Mr. Stolar was the Chairman of the Board of Adscape Media. Prior to this, from January 2002 to November 2002, Mr. Stolar was President and Chief Operating Officer of BAM! Entertainment, where he helped transform the company from a content provider for hand-held electronics into a developer and marketer of interactive entertainment for next generation video game consoles. From January 2000 until the division was sold in April 2001, Mr. Stolar served as President of Mattel Interactive, where he was responsible for all of Mattel's software, on-line and computer-enhanced toys. Mr. Stolar also served as President and Chief Operating Officer of Sega of America, Inc. from June 1996 to October 1999 and as an Executive Vice President with Sony Computer Entertainment of America from 1994 to June 1996.

We believe that Mr. Stolar's qualifications to continue to serve on our Board of Directors include his marketing and strategic planning experience, his experience as chairman of the board of Adscape Media, and his experience as president and chief operating officer of various companies.

Ivor Royston, Director. Dr. Royston is a Founding Managing Member of Forward Ventures. From 1990-2000, he served as the founding President and CEO of the non-profit Sidney Kimmel Cancer Center. From 1978 to 1990, he was on the faculty of the medical school and cancer center at the University of California, San Diego. In 1978, Dr. Royston was a co-founder of Hybritech, Inc., San Diego's first biotechnology company; and in 1986, he co-founded IDEC Corporation, which merged with Biogen to form Biogen Idec. Dr. Royston currently serves on the boards of directors of HemaQuest Pharmaceuticals, Inc., Biocept, Inc., and is an observer on the board of directors of Syndax Pharmaceuticals, Inc. He formerly served on the board of directors of LigoCyte Pharmaceuticals, Inc. before its acquisition last year by Takeda Pharmaceutical Company Limited. Dr. Royston has been instrumental in the formation, financing, and development of numerous biotechnology companies, including: Applied Molecular Evolution (acquired by Eli Lilly); Corixa (acquired by GlaxoSmithKline); Dynavax; Morphotek (acquired by Eisai); Sequana Therapeutics (acquired by Celera); TargeGen (acquired by Sanofi); and Triangle Pharmaceuticals (acquired by Gilead). Dr. Royston received his B.A. (1967) and M.D. (1970) degrees from Johns Hopkins University and completed post-doctoral training in internal medicine and medical oncology at Stanford University. In 1997, President Clinton appointed Dr. Royston to a six-year term on the National Cancer Advisory Board.  In 2006, Dr. Royston was inducted into the San Diego Entrepreneur Hall of Fame.

We believe that Dr. Royston's qualifications to serve on our Board of Directors are invaluable to us based on his 35 years of experience as a leader in the biotechnology industry since its inception and, in particular, his more than 12 years of knowledge and experience pertaining to our biotech assets because he served on the Board of Directors of Favrille, Inc. prior to its merger with us in 2009. Dr. Royston's expertise spans the market for our patents, antibody assets and patient samples augmented by his experience as an oncologist, immunologist, venture capitalist and a director of numerous biotech companies, as well as his position as a Founding Managing Member of Forward Ventures.

Family Relationships

There are no family relationships between any director or executive officer and any other director or executive officer.

Legal Proceedings

To our knowledge, there have not been any material proceedings to which any of our directors, officers, or 5% or more beneficial owners of our common stock is a party adverse to us or has a material interest adverse to us.

Required Vote

If a quorum is present and voting, the nominees for Class I directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected to the Board.  Shares withheld or not voted will not be counted as votes cast, although they will be counted for purposes of determining whether there was a quorum.  Broker non-votes will not be taken into account in determining the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DOUGLAS H. HELM AND JACK ZWISSIG AS CLASS I DIRECTORS

PROPOSAL 2

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES

We are requesting stockholder approval of an amendment, which we refer to as the Charter Amendment, to our Amended and Restated Certificate of Incorporation, as amended to date, which we refer to as the Restated Certificate, to increase the number of authorized shares of our common stock from 950,000,000 shares to 1,250,000,000 shares and reduce the par value of our shares of capital stock. On May 10, 2013, the Board adopted resolutions declaring that the Charter Amendment was advisable and in the best interests of the Company and its stockholders. Accordingly, the Board directed that the Charter Amendment be submitted to a vote of our stockholders at the Annual Meeting.

Our Restated Certificate currently authorizes the issuance of up to 955,000,000 shares of capital stock, consisting of 950,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. An increase in the number of authorized shares of our common stock to 1,250,000,000 shares will increase our total capitalization to 1,255,000,000 shares of capital stock, which includes our previously authorized 5,000,000 shares of preferred stock.

As of May 20, 2013, the Record Date, 608,319,787 shares of common stock were issued and outstanding, and an aggregate of 228,478,886 shares of common stock were reserved or committed for future issuance as follows:

  67,319,641 shares were reserved for future issuance pursuant to outstanding warrants should the warrant holders choose to exercise; of these warrants 7,250,000 have expiration dates prior to December 31, 2013 at an average exercise price of $0.12 per share. If all 67,319,641 warrants were to be exercised at the average price of $0.31 per share, the Company would receive a cash influx of $20,869,089.
  42,157,551 shares were reserved for future issuance pursuant to outstanding options at an average price of $0.1 per share, should the option holders choose to exercise;
  71,182,212 shares were reserved for future issuance pursuant to outstanding convertible notes, should such notes be converted;
  15,750,000 shares were reserved for future grants under the MMRGlobal, Inc. 2011 Equity Incentive Plan;
  32,069,482 shares were reserved for future issuance under the Company's existing S-1 registration statement;

As a result, as of May 20, 2013, the Record Date, 113,201,327 shares, or 11.92% of our authorized common stock, and 5,000,000 or 100% of our authorized Preferred Stock remained available for issuance to raise capital, recruit and retain management and other general corporate purposes.

In making its decision to increase the authorized shares, our Board has determined that, on average, we have only issued approximately 100 million shares per year since 2009. Amending our Restated Certificate will allow us to continue to have sufficient equity available to enter into strategic relationships and possible M&A transactions with companies whose business could be accretive to the value of the Company and to use our equity to facilitate our plans and operations for the foreseeable future. Our Board believes that the Charter Amendment is necessary to the Company and in the best interest of our stockholders. It will give us the ability to pursue merger and acquisitions or enter into other strategic transactions involving the issuance of stock to expand our business without the cost or delay of first obtaining stockholder approval to increase the number of authorized shares. The need to seek stockholder approval immediately prior to any of the foregoing transactions could prevent us from being able to enter into such transactions, including as a result of the delays and uncertainties occasioned by the need to obtain stockholder approval. Although we currently do not have any definitive plans to issue additional shares of common stock, as part our business strategy, we may consider new business development activities and/or potential financing activities, including accessing the capital markets, which could involve the issuance of shares. Unless our stockholders approve the Charter Amendment, we may not have sufficient unissued and unreserved authorized shares of our common stock to engage in such transactions quickly and efficiently, or at all, which would be detrimental to the Company and our stockholders.

The additional common stock to be authorized by stockholder approval of the Charter Amendment would have rights identical to the currently outstanding shares of our common stock. Approval of the Charter Amendment would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding. The additional shares of common stock authorized by the approval of the Charter Amendment could be issued by our Board without further vote of our stockholders, except as may be required in particular cases by our Restated Certificate, applicable law, regulatory agencies or the rules of the OTC Bulletin Board.

If approved, the Charter Amendment would enable us to amend and restate Section A of Article IV of our Restated Certificate as follows:

"The Company is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of all classes of capital stock which the Company shall have authority to issue is 1,255,000,000, of which 1,250,000,000 shares shall be Common Stock, having a par value of $0.0001 per share (the "Common Stock"), and 5,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the "Preferred Stock")."

Required Vote

The affirmative vote of the holders of a majority of the stock issued and outstanding and entitled to vote on the proposal is required to approve the Charter Amendment. Abstentions will have the effect of votes against this proposal. In certain circumstances, broker non-votes could have the same effect as votes against this proposal.

If our stockholders approve the proposed Amendment, it will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE MMRGLOBAL, INC. 2011 EQUITY INCENTIVE PLAN

General

Our Board of Directors and stockholders approved the adoption of our 2011 Equity Incentive Plan, which we refer to as the Plan, in 2011.

We presently have no plan or intent to make any specific grants under the plan.

Summary of Changes to the Plan

In May 2013, our Board of Directors approved an amendment to the Plan, subject to stockholder approval, that would increase the number of shares authorized for issuance under the Plan by 20,000,000 shares. Should the additional shares be approved by our stockholders, this amendment will bring the total shares available for issuance under the Plan, including shares previously issued, to 47,000,000 shares. As of May 20, 2013, the Record Date, there were 15,750,000 shares available for future issuance under the Plan (before giving effect to the proposed 20,000,000 share increase).

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan incorporating this change, a copy of which is attached to this proxy statement as Annex A.

We believe that the Plan plays a key role in our ability to recruit, reward and retain employees. Technology companies like us have historically used equity incentive plans as an important part of recruitment and retention packages. We compete directly with other companies for experienced personnel and believe that we must be able to offer comparable packages to attract the caliber of individuals necessary to our business. Our Board of Directors has determined that the addition of more shares to the Plan continue to align the needs of our employees with the interests of our stockholders.

Description of the Plan

Purpose

The Board adopted the Plan to provide a means to retain the services of the group of persons eligible to receive rights under the Plan, to secure and retain the services of new members of such group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Available Stock Awards

The Plan provides a means by which eligible recipients of any rights granted under the Plan may be given an opportunity to benefit from increases in the value of our common stock through the granting of the following rights: incentive stock options, non- statutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards.

Administration

The Plan provides that it will be administered by the Board unless the Board delegates administration of the Plan to a committee composed of not fewer than one member of the Board. Subject to the provisions of the Plan, the Board has the power to determine when and how rights under the Plan shall be granted and the provisions of each offering of such rights.

Shares of Common Stock Subject to the Plan

Subject to approval of this proposal by the Company's stockholders, an aggregate of 20,000,000 shares of the Company's common stock are reserved for issuance pursuant to the Plan plus an annual increase to be added on the first day of each fiscal year, beginning in 2012 and ending in (and including) 2021, equal to the least of the following amounts: (i) five percent (5%) of the Company's outstanding shares of common stock on the day preceding the first day of such fiscal year (rounded to the nearest whole share), (ii) 5,000,000 shares of common stock, or (iii) an amount determined by the Board.

Eligibility

Incentive stock options under the Plan may be granted only to employees whereas any other rights under the Plan may be granted to employees, directors and consultants. A ten percent stockholder shall not be granted an incentive stock option unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. In addition, no employee shall be eligible to be receive options or stock appreciation rights covering more than two million (2,000,000) shares of our common stock during any calendar year. A consultant shall not be eligible for the grant of a stock award, if at the time of grant, a Form S-8 Registration Statement under the Securities Act of 1933 is not available to register either the offer or the sale of the Company's securities to such consultant for any reason.

Option Provisions

The Board will determine the form and terms of each option. All options will be designated incentive stock options or non-statutory stock options at the time of grant. The exercise price of an incentive stock option shall be not less than one hundred percent (100%) of the fair market value of our common stock on the date the option is granted, unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code. The Board will determine the exercise price of each nonstatutory Stock Option.

An incentive stock option shall not be transferable except by will or by the laws of descent and distribution whereas a non-statutory stock option may be transferred to the extent provided in the option agreement. In the event that an optionholder's continuous service with the Company terminates, the optionholder may exercise the option at the earlier of the expiration of the term of the option or within three (3) months following the termination of the optionholder's continuous service with the Company. If the optionholder is terminated for cause, the option will terminate upon the termination date of the optionholder's continuous service with the Company.

The purchase price of common stock acquired pursuant to each option shall be paid either (i) in cash at the time such option is exercised or (ii) at the discretion of the Board at the time of the grant of the option.

Stock Award Provisions Other Than Options

Stock Purchase Awards: Stock purchase awards may be granted to participants at the Board's discretion. The purchase price of the stock purchase award and the permissible consideration for the payment of the purchase price will be determined by the Board at the time of the grant of a stock purchase award or a stock unit award. Rights of transferability will be determined by the Board and will be subject to the terms and conditions of the agreement covering such awards. In the event that a participant's continuous service terminates, the Company will have the right to repurchase any or all of the shares of common stock held by such participant that have not vested as of the date of termination.

Stock Bonus Awards: Stock bonus awards may be awarded to participants in consideration for past services that were rendered to us or our affiliates. Such awards may be subject to forfeiture to the Company in accordance with a vesting schedule that will be determined by the Board. Rights of transferability will be determined by the Board and will be subject to the terms and conditions of the agreement covering such awards. In the event a participant's continuous service terminates with the Company, the Company may receive via a forfeiture condition, any or all of the shares of common stock held by the participant which have not vested as of the date of termination.

Stock Unit Awards: Stock unit awards may be granted to participants at the Board's discretion. The Board will determine the consideration, if any, to be paid by the participant at the time of grant. Unvested portions of the stock unit awards will be forfeited to the Company upon the participant's termination of continued service.

Stock Appreciation Rights: Each stock appreciation right will be denominated in shares of common stock equivalents. The appreciation distribution payable on the exercise of the stock appreciation right will not be greater than the aggregate fair market value of the underlying common stock equivalents or an amount that will be determined by the Board at the time of the grant of the stock appreciation right. The appreciation distribution may be paid in any form as the Board deems appropriate. If the participant's continuous service with us is terminated, the participant may exercise the stock appreciation right at the earlier of the expiration of the term of the stock appreciation right or within three (3) months following the termination of the participant's continuous service with us.

Other Stock Awards: The Board may grant other forms of stock awards. The Board has authority to determine the persons to whom, the amount and the time at which such awards will be granted.

Adjustments Upon Changes in Stock

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporation structure, may change the class(es) and number of shares of common stock of the Company subject to the Plan and to the current rights of our common stock. In such event, the Plan will be appropriately adjusted in the class(es), number of shares and price per share subject to the Plan.

In the event of a dissolution or liquidation of the Company, then all outstanding stock awards will terminate immediately prior to the completion of such dissolution or liquidation.

In the event of (i) the sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, (ii) the sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company, (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise, (collectively "Corporation Transaction"), any surviving corporation or acquiring corporation may assume or continue any or all stock awards outstanding under the Plan or substitute similar rights for those outstanding under the Plan. If any surviving or acquiring corporation does not continue or assume such rights or does not substitute similar rights for rights outstanding under the Plan, then the vesting of such stock awards, will be accelerated in full on a date prior to such Corporate Transaction, as the Board may determine. The vesting of any other stock awards outstanding under the Plan that have not been assumed, continued or substituted, will not be accelerated unless otherwise provided for in the agreement between the Company and the holder of such stock awards.

Amendment and Termination of the Plan

The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 31, 2021, the day before the tenth (10th) anniversary of the date the Plan was adopted by the Board.

Subject to the limitations, the Board may amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy applicable law.

Section 162(m) Compliance

We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) and Section 280G of the Internal Revenue Code (the "Code"), in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our Chief Executive Officer and to each of the next three most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is "performance-based compensation" under Section 162(m) of the Code. Compensation attributable to stock options and stock appreciation rights under the Plan should qualify as performance-based compensation if the awards are made by the Plan administrator and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant.  Compensation attributable to stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards should qualify as performance-based compensation if (i) the compensation is approved by the Board, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Board while the outcome is substantially uncertain, and (iii) the Board certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Section 409A Compliance

Any stock awards granted under the Plan, that are considered to be deferred compensation, must satisfy the requirements of Code Section 409A ("Section 409A") to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts into income, as well as interest and a surtax on any amount included in income.  We intend to structure awards under the Plan to meet the requirements of Section 409A, or an applicable exemption, in order to avoid its adverse tax consequences.  Incentive stock options are generally exempt from the requirements of Section 409A.  Generally, for non-statutory stock options and stock appreciation rights to be exempt from the requirements of Section 409A, they must be granted with an exercise price at least equal to the fair market value of the underlying shares on the date of grant, and must not include any feature for the deferral of compensation.  Stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards granted under the Plan are intended to be structured to be exempt from the requirements of Section 409A.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information with respect to our equity compensation plans as of May 20, 2013.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	( c )
Equity compensation plans approved by security holders
2001 Equity Incentive Plan	13,334,557	$0.11	-	(1)
2011 Equity Incentive Plan	7,750,000	$0.11	15,750,000	(2)

Equity compensation plans not approved by security holders	34,512,994	$0.09	-

Total	55,597,551	$0.09	15,750,000

(1) This plan has terminated as to future grants.
(2) Includes a total of 37 million shares of our common stock reserved for issuance under our 2011 Equity Incentive Plan, which includes an automatic 5 million share annual increase during 2012 and 2013.

Required Vote

The approval of the amendment to the Plan will require the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal.  Abstentions will have the same effect as votes against this proposal.  In certain circumstances, broker non-votes could have the same effect as votes against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE MMRGLOBAL, INC. 2011 EQUITY INCENTIVE PLAN

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules, we are providing our stockholders with the opportunity to cast an advisory vote on executive compensation as described below. We believe that it is appropriate to seek the views of our stockholders on the design and effectiveness of our executive compensation program. The tabular and narrative description of our executive compensation, beginning on page 35 of this proxy statement, describes compensation provided to our executive officers in more detail.

We request stockholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC's compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables). The specific resolution for which we are seeking approval is as follows:

"RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED."

As an advisory vote, this proposal is not binding upon us. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal No. 4 above, we are asking that our stockholders be provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal No. 4 above is referred to as a "say-on-pay vote."

This Proposal No. 5 affords our stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or special stockholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 5, our stockholders may vote to have the say-on-pay vote every year, every two years or every three years, or abstain from such vote.

We understand that our stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we will carefully review the voting results. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors.

Vote Required

Approval of Proposal No. 5 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

Recommendation of the Board of Directors

The Board of Directors acknowledges that there are a number of points of view regarding the relative benefits of the frequency of say-on-pay votes, and believes that the decision regarding the frequency of these votes should rest with the stockholders. Accordingly, the Board of Directors is not recommending that stockholders support any specific view. While the vote on the frequency of future advisory votes on executive compensation is not binding, the Board of Directors will carefully consider the outcome of the vote and intends to adopt the frequency level that receives the most votes, even if not a majority of the total votes cast.

PROPOSAL 6

RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Rose, Snyder & Jacobs, our independent registered public accounting firm for the fiscal year ended December 31, 2012, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2013, subject to ratification by the stockholders.

The Audit Committee has directed that management submit the selection of this independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Rose, Snyder & Jacobs are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Stockholder ratification of the selection of Rose, Snyder & Jacobs as the Company's independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of Rose, Snyder & Jacobs to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Rose, Snyder & Jacobs. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ROSE, SNYDER & JACOBS AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013

CORPORATE GOVERNANCE OF THE COMPANY

Corporate Governance Principles

We are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our Certificate of Incorporation, Bylaws and the Board of Directors committee charters provide additional framework for our corporate governance principles.

Our business, property and affairs are managed under the direction of the Board of Directors. The Board of Directors selects the senior management team, which is charged with the day-to-day operations of the Company's business. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chief Executive Officer, other senior officers and the Company's counsel, by reviewing materials requested by them or otherwise provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board Leadership Structure and Role in Risk Oversight

Robert H. Lorsch holds the positions of Chairman and Chief Executive Officer of the Company. He has held these positions since 2005, during which time he has served our Company well. We believe that it is in the best interests of our stockholders to have Mr. Lorsch serve as Chairman of the Board. Mr. Lorsch's combined role as Chairman and Chief Executive Officer allows for a clear focus for the chain of command to execute our Company's strategic plan. Pursuant to the Bylaws, our Board of Directors determines how the powers of our Company shall be exercised and how our business shall be conducted. Thus, our Board of Directors has the necessary flexibility to determine whether the positions of Chairman and Chief Executive Officer should be held by the same person or by separate persons, based on our Company's leadership needs. Moreover, four of our five directors are deemed independent the NASDAQ Listing Rules. The independent directors and Mr. Lorsch effectively oversee our Company's management. Accordingly, we do not find it necessary to require our Chairman to be an independent director.

Our management is responsible for risk management on a day-to-day basis. Our Board of Directors oversees the risk management activities of management directly and through its committees by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

Board of Directors and Committee Meetings

The Board of Directors held 7 meetings during the year ended December 31, 2012. The Audit Committee held 4 meetings during the year ended December 31, 2012, the Nominating and Corporate Governance Committee did not meet during the year ended December 31, 2012 and the Compensation Committee held 1 meeting during the year ended December 31, 2012. Each of the directors attended at least 75% of the aggregate number of meetings of both the Board and the committees on which he served during the period for which he was a director or committee member, respectively.

The Board of Directors has not adopted a formal policy on members' attendance at our Annual Meeting, although all members of the Board of Directors are invited to attend. All our directors attended last year's Annual Meeting.

Committees of the Board of Directors

Audit Committee and Audit Committee Financial Expert

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of our consolidated financial statements. For this purpose, the Audit Committee performs several functions, including, without limitation: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors; determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services; monitoring the rotation of partners of the independent auditors on our audit team as required by law; reviewing and approving, or rejecting, transactions between the Company and any related persons; conferring with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishing and maintaining procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meeting to review the Company's annual audited consolidated financial statements and quarterly consolidated financial statements with management and the independent auditors, including reviewing our disclosures set forth in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

As of December 31, 2012, the members of the Audit Committee are Messrs. Finley, Stolar and Zwissig. The Audit Committee has adopted a written charter that is available to stockholders on the "Investor Relations" page on our website at www.MMRGlobal.com.

Although the Company is traded on the OTC Bulletin Board, the Board of Directors reviews the NASDAQ Listing Rules' definition of independence for Audit Committee members on an annual basis. In light of compensation received for consulting services, our Board of Directors has determined that the current members of our Audit Committee, except for Mr. Finley and Mr. Zwissig, are not independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Further, our Board of Directors has determined that, notwithstanding the experience and education of our Audit Committee members, we do not have an "audit committee financial expert," as defined in applicable SEC rules. Given the size of our company and the familiarity of the Audit Committee members with our company, we believe it is not necessary to have such an expert at this time.

Report of the Audit Committee of the Board of Directors

The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2012 with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent registered public accountants the independent registered public accountant's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Mike Finley
Jack Zwissig
Bernard Stolar

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.MMRGlobal.com. The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of stockholders, (iii) the selection of candidates for recommendation to the Board of Directors to fill any vacancies on the Board of Directors, (iv) the selection of a candidate for recommendation to the Board of Directors as the chairman of the Board, (v) making recommendations to the Board of Directors regarding the staffing of Board committees and the chairman of each committee; and (vi) analyzing and making recommendations to the Board of Directors regarding corporate governance matters applicable to the Company. The Nominating and Corporate Governance Committee is composed of two non-employee directors: Messrs. Helm, Zwissig. The Nominating and Corporate Governance Committee has recommended that it be composed of Messrs. Helm and Zwissig following the Annual Meeting.

Although the Company is traded on OTC Bulletin Board, the Board of Directors reviews the NASDAQ Listing Rules' definition of independence for the Nominating and Corporate Governance Committee members on an annual basis. Each member of the Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing rules).

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by stockholders, existing members of the Board of Directors and management, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. The Nominating and Corporate Governance Committee usually believes it to be appropriate for committee members to interview the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

We have adopted a formal process by which stockholders may recommend nominees to our Board. This information is available in the Corporate Governance section under "Investor Relations" on our website at www.MMRGlobal.com. No material changes to this policy have been made since we provided disclosure regarding this policy in our Proxy Statement for the 2008 Annual Meeting of Stockholders.

Among the factors that the Nominating and Corporate Governance Committee considers when evaluating proposed nominees are: their understanding of, and commitment to, the interests of stockholders; their independence; their experience and involvement in the successful creation of stockholder value; their experience in the information technology, medical technology and broader healthcare industry; their knowledge of and experience in business matters, accounting, finance, capital markets and mergers and acquisitions; and a demonstrated commitment to good corporate citizenship. There are no stated minimum criteria for director nominees, and the Nominating and Corporate Governance Committee may consider other factors including the appropriate size of the Board of Directors and the overall mix of professional experience of the members of the Board. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The Nominating and Corporate Governance Committee believes that differences in background, professional experience, education, skill and viewpoint enhance the Board of Directors' performance. Thus, the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed nominees. However, neither the Nominating and Corporate Governance Committee nor the Board of Directors has implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Executive Committee

The Company has a separately designated standing Executive Committee of the Board of Directors. The Executive Committee may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as limited by applicable law. Actions of the Executive Committee are then reviewed and ratified by the full Board at the next Board of Directors meeting.

Compensation Committee

The Compensation Committee has adopted a written charter that is available to stockholders on the "Investor Relations" page on our website at www.MMRGlobal.com. The Compensation Committee is responsible for (i) recommending the type and level of compensation for officers of the Company, (ii) managing the Company's equity incentive plans, and (iii) approving grants under the Company's equity incentive plans to non-executive officers and employees of the Company. The Compensation Committee is currently composed of three non-employee directors: Messrs. Stolar, Zwissig and Finley and Mr. Stolar serves as Chairman. The Nominating and Corporate Governance Committee has recommended that the Compensation Committee be composed of Messrs. Stolar, Zwissig and Finley (as Chairman), following the Annual Meeting. Each member of the Compensation Committee is "independent" as that concept is defined under the NASDAQ Listing Rules.

The Compensation Committee meets on a regular basis throughout the year to review the compensation provided to the executive officers and directors of the Company. At each meeting, the Compensation Committee reviews the performance of the Company, the Company's cash position, and the quantity and quality of services rendered by the Company's executive officers and directors.

At the end of the year, or at such other time as deemed appropriate, the Compensation Committee meets to discuss and evaluate the annual performance of each of the executive officers and of the members of the Board of Directors. At this meeting, the Compensation Committee receives the input of the Company's Chairman and Chief Executive Officer in conducting its evaluations, including recommendations for base salaries, and stock option grants for officers and directors. The Compensation Committee then exercises its own independent judgment, away from the Company's Chairman and Chief Executive Officer, and creates its own recommendations for compensation, which may or may not include the recommendations provided by the Company's Chairman and Chief Executive Officer. The Compensation Committee does not delegate its recommendation authority to any other committee or subcommittee.

The Compensation Committee subsequently presents its recommendations to the Board of Directors, who then reviews the recommendations. Following its review of the Compensation Committee's recommendations, the Board of Directors finalizes the compensation recommendations for officers and directors, and then approves those recommendations. Neither the Compensation Committee nor the Board of Directors utilizes the services of a compensation consultant.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The following table sets forth certain information with respect to the compensation paid to our non-employee directors for the following fiscal year:

		Fees	Option		Stock	Other
Name	Year	Earned (1)	Grant (2)		Grant (2)	Compensation (3)	Totals

Douglas Helm	2012	$ 21,000	$ 75,000	(4)	$ -	$ -	$ 96,000

Bernard Stolar	2012	$ 22,000	$ 75,000	(5)	$ -	$ 50,000	$ 147,000

Jack Zwissig	2012	$ 16,000	$ 75,000	(6)	$ -	$ 394	$ 91,394

Mike Finley	2012	$ 20,000	$ 75,000	(7)	$ -	$ -	$ 106,500

Ivor Royston (8)	2012	$ -	$ -		$ -	$ -	$ -

(1)

Amounts represented director fees earned for the respective years 2012 and 2011. Unpaid balances are reflected as a component of related party payables in the consolidated balance sheet as of December 31, 2012.

(2)

Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2012.

(3)	Other compensation represents additional fees earned by each respective director for consulting services performed.
(4)

On April 6, 2012, Mr. Helm was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share as an incentive. The grant date fair value for these options, based on the market closing price of $0.028 amounted to $35,000.

(5)

On April 6, 2012, Mr. Stolar was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share as an incentive. The grant date fair value for these options, based on the market closing price of $0.028 amounted to $35,000.

(6)

On April 6, 2012, Mr. Zwissig was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share as an incentive. The grant date fair value for these options, based on the market closing price of $0.028 amounted to $35,000.

(7)

On April 6, 2012, Mr. Finley was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share as an incentive. The grant date fair value for these options, based on the market closing price of $0.028 amounted to $35,000.

(8)	Mr. Royston joined the Board on May 27, 2013.

Narrative to Director Compensation Table

Following the Merger, on January 27, 2009, our newly elected Board held a special meeting and decided to postpone the receipt of option grants under our currently existing 2005 Non-Employee Directors' Stock Option Plan and requested that the Compensation Committee meet to consider and review our director compensation policies and program and the grant of equity compensation to our Board members. At the same special Board meeting, the Board agreed to immediately modify the fees paid to non-employee directors as follows: an annual fee of $12,000, plus an additional annual fee of $5,000 for the Chairman of the Audit Committee, and an additional annual fee of $4,000 for the Chairmen of our Compensation and Nominating and Corporate Governance Committees. Non-employee directors now will receive $1,000 for in-person attendance at non-telephonic meetings, and $500 for telephonic participation in both in-person and telephonic meetings. Our non-employee directors will continue to be reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board and for other expenses reasonably incurred in their capacity as directors. We do not compensate our employee director, Mr. Lorsch, for serving as director on our Board. Our full Board will consider further changes upon the recommendation of the Compensation Committee when appropriate.

Our full Board met on December 28, 2011 and with due consideration, the Board agreed to grant the directors the following option grants: (1) 1,250,000 stock options, which vest in two equal annual installments with on half of the options vesting on the first anniversary of the grant date and the other half on the second anniversary of the grant date. The options have an exercise price of $0.06. These options were granted to Mr. Lorsch, Mr. Finley, Mr. Helm, Mr. Stolar, and Mr. Zwissig. The previously mentioned grants are also disclosed in the table above.

Executive Compensation

Summary Compensation Table

The following table summarizes the compensation earned by each "named executive officer" of MMR for the past two fiscal years, determined on the basis of rules adopted by the SEC relating to "smaller reporting companies."

										All
						Stock		Option		Other
Name	Year	Salary		Bonus		Award (1)		Award (1)		Compensation		Totals

Robert Lorsch	2012	$ 180,000	(2)	$ 100,000	(3)	$ 14,993	(5)	$ 75,000	(6)	$ 60,346	(7)	$ 430,339
Chief Executive Officer	2011	$ 180,000		$ 150,000	(4)	$ -		$ -		$ 59,846	(8)	$ 389,846

Ingrid Safranek	2012	$ 180,000	(9)	$ 100,000	(3)	$ 20,000	(10)	$ 75,000	(11)	$ -		$ 375,000
Chief Financial Officer	2011	$ 120,000	(9)	$ 2,000		$ -		$ 40,000	(12)	$ -		$ 162,000

Ralph Salazar	2012	$ 95,417		$ 7,000		$ 15,000	(13)	$ -		$ -		$ 117,417
VP, Telecommunications	2011	$ 80,000		$ -		$ -		$ 40,000	(14)	$ -		$ 120,000
and Carrier Relations

Richard Lagani	2012	$ 109,487	(15)	$ -		$ 23,780	(15)	$ -		$ -		$ 133,267
EVP of Sales	2011	$ 115,500		$ -		$ -		$ 24,000	(16)	$ 16,000	(17)	$ 155,500

Sunil Singhal (*)	2012	$ 48,806		$ -		$ -		$ -		$ -		$ 48,806
EVP of Technology	2011	$ 120,000	(18)	$ -		$ -		$ -		$ -		$ 120,000
and Product Development

(1)

Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2012.

(2)	During 2012, Mr. Lorsch earned $180,000 in salary per his employment agreement with the Company. As of December 31, 2012, $51,160 remained unpaid.
(3)

On May 10, 2013, the Board of Directors reviewed Mr. Lorsch and Ms. Safranek's employment agreements which called for annual bonus and stock option grants as determined by the Board in its sole discretion. The Board approved an annual bonus of $100,000 for 2012. These 2012 bonuses have not been paid and the Board has not determined the form of payment.

(4)

On December 28, 2011, the Board of Directors agreed to renew Mr. Lorsch's employment agreement effective January 1, 2012 for an additional three year term ending on December 31, 2014. The employment agreement called for annual bonus and stock option grants as determined by the Board in its sole discretion. In negotiating the renewal, it was pointed out that such bonuses and grants had never been issued under the employment agreement. Therefore, the Board approved an annual bonus of $150,000 for each of the last three years (2009, 2010 and 2011) payable under the following conditions: (a) in the event of a change of control; or (b) any portion of the bonus could be paid in any quarter in which the Company would achieve profitability excluding non-cash expenses after payment of such portion of the bonus; or (c) any portion of the bonus amount may be used to convert options or warrants held by Mr. Lorsch at $0.125 per share or above.

(5)

On April 6, 2012, Mr. Lorsch was granted 470,000 shares of common stock at $0.0319 per share in consideration of a personal guaranty to a lender for a bridge loan received by the Company. The grant date fair value of these options, based on the market closing price of $0.028 per share, amounted to $13,160.

(6)

On April 6, 2012, Mr. Lorsch was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share as an incentive. The grant date fair value of these options, based on the market closing price of $0.028 per share, amounted to $35,000.

(7)

During the year ended December 31, 2012, Other Compensation to Mr. Lorsch includes $36,000 of auto allowance and $24,346 paid by the Company on behalf of Mr. Lorsch for a life insurance policy under which MMR is 50% beneficiary.

(8)

During the year ended December 31, 2011, Other Compensation to Mr. Lorsch includes $35,500 of auto allowance and $24,346 paid by the Company on behalf of Mr. Lorsch for a life insurance policy under which MMR is 50% beneficiary.

(9)

During 2012, Ms. Safranek earned $180,000 in salary per her employment agreement with the Company. Of that amount, $106,000 was paid in cash during the year, $29,000 was paid in stock through the issuance of 1,450,000 shares at $0.02 per share on June 22, 2012 when the market price of the stock was $0.014 per share, and $45,000 remained unpaid as of December 31, 2012, which is included in deferred salaries. In addition, On June 22, 2012, Ms. Safranek elected to receive 1,800,000 shares at a price of $0.02 per share in exchange for a reduction of $36,000 in deferred salaries that had been deferred from 2011. The fair market value of the shares received on June 22, 2012 was $45,500 based on the closing market price of $0.014.

(10)

On June 22, 2012, Ms. Safranek was granted 1,000,000 shares of common stock at $0.02 per share as an incentive. The grant date fair value of these options, based on the market closing price of $0.0138 per share, amounted to $13,800. The shares do not vest until January 22, 2013 and are forfeitable before that date.

(11)

On April 6, 2012, Ms. Safranek was granted 1,250,000 stock options to purchase shares of our common stock with an exercise price of $0.06 per share. The grant date fair value of these options, based on the market closing price of $0.028 per share, amounted to $35,000.

(12)

On January 3, 2011 Ms. Safranek was granted 500,000 stock options to purchase shares of our common stock with an exercise price of $0.08 per share. The grant date fair value of these options, based on the market closing price of $0.068 per share, amounted to $34,000.

(13)

On June 22, 2012, Mr. Salazar was granted 750,000 shares of common stock at $0.02 per share as an incentive. The grant date fair value of these options, based on the market closing price of $0.0138 per share, amounted to $10,350. The shares do not vest until January 22, 2013 are forfeitable before that date.

(14)

On December 28, 2011, Mr. Salazar was granted 500,000 stock options to purchase shares of our common stock with an exercise price of $0.08 per share. The grant date fair value of these options, based on the market closing price of $0.046 per share, amounted to $23,000.

(15)

On June 22, 2012, Mr. Lagani was granted 2,000,000 shares of common stock at $0.02 per share, of which 1,189,023 shares were granted as payment for expenses from 2011, 810,977 shares were granted as payment for deferred salary from 2012, and $43,000 remained unpaid as of December 31, 2012 which is included in deferred salaries. The grant date fair value of these options, based on the market closing price of $0.0138 per share, amounted to $27,600.

(16)

On December 28, 2011, Mr. Lagani was granted 300,000 stock options to purchase shares of our common stock with an exercise price of $0.08 per share. The grant date fair value of these options, based on the market closing price of $0.046 per share, amounted to $13,800.

(17)	During the year ended December 31, 2011, other compensation to Mr. Lagani includes $16,000 of commissions for Chartis 2010 license fee and 2011 license renewal.
(18)	During 2012, Mr. Singhal was paid $120,000 as salary during the year. An additional $60,000 remained unpaid as of December 31, 2012.
(*)	Mr. Singhal was terminated effective March 30, 2012.

Narrative to Summary Compensation Table

Employment Agreements

The Company has employment agreements with its Chief Executive Officer, Robert H. Lorsch, its Chief Financial Officer, Ingrid Safranek, its Executive Vice President of Technology and Product Development, Sunil Singhal (Mr. Singhal's employment was terminated effective March 30, 2012), its Vice President Telecommunications & Carrier Relations, Rafael "Ralph" Salazar, and its Executive Vice President, Richard Lagani. Under each employment agreement, the executive officers receive a base salary, subject to annual increases as determined by the board of directors, certain benefits as set forth in the employment agreements, and an annual bonus at the discretion of the board of directors.

On January 29, 2009, we entered into an employment agreement with our Chief Executive Officer, Robert H. Lorsch, with an initial term ending on December 31, 2011, subject to successive automatic extension unless we or Mr. Lorsch elect not to extend. Under the terms of his agreement, Mr. Lorsch shall serve as both our President and Chief Executive Officer and President and Chief Executive Officer of our wholly-owned subsidiary, MMR. The agreement provides for a base salary of $15,000 per month, subject to an upward increase and with an annual bonus and stock option grants in such amounts, if any, as the Board of Directors may determine in its sole discretion. Mr. Lorsch receives a monthly auto allowance, reimbursement of certain life insurance premiums, reimbursement for certain other insurance coverage and is entitled to participate in benefits generally made to our senior executives.

On December 28, 2011, the Board of Directors agreed to renew Mr. Lorsch's employment agreement effective January 1, 2012 for an additional three year term ending on December 31, 2014. The employment agreement called for annual bonus and stock option grants as determined by the Board in its sole discretion. In negotiating the renewal, it was pointed out that such bonuses and grants had never been issued under the employment agreement. Therefore, the Board approved an annual bonus of $150,000 for each of the last three years payable under the following conditions: (a) in the event of a change of control; or (b) any portion of the bonus could be paid in any quarter in which the Company would achieve profitability excluding non-cash expenses after payment of such portion of the bonus; or (c) any portion of the bonus amount may be used to convert options or warrants at $0.125 per share or above. With regard to the obligation to award options, the Board agreed to visit that obligation after the resolution of numerous pending transactions that had kept the Company in a trading blackout period. Accordingly, on January 9, 2012, the Company, its subsidiary and Mr. Lorsch entered into an amendment to the Lorsch Employment Agreement (the "Renewal") with an effective date of January 1, 2012. The term of the Renewal expires on December 31, 2014, but may be extended automatically for successive additional one-year periods at the expiration of the then-current term unless written notice of non-extension is provided to Mr. Lorsch with at least 90 days prior notice to the expiration of such term. Mr. Lorsch's current annual base salary will remain unchanged under the Renewal with the understanding that, as in the past, portions of the payments could be deferred into future periods. Mr. Lorsch may terminate the agreement upon 30 days written notice without reason or for good reason (as defined in the agreements) if we fail to cure acts or omissions constituting good reason within 30 days. If Mr. Lorsch's employment is terminated by us without cause or voluntarily by Mr. Lorsch for good reason, Mr. Lorsch will be entitled to year of salary at his then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Lorsch. In the event of his disability, Mr. Lorsch would be entitled to receive compensation equal to 60% of his base salary as then in effect. Mr. Lorsch's employment agreement includes provisions that prohibit Mr. Lorsch from disclosing our confidential information and trade secrets and competing with us during the term of his employment agreement or soliciting our employees for 12 months following termination of employment.

On March 28, 2012, the Company granted Mr. Lorsch in consideration for services and performance during 2011 and the first quarter of 2012 an option to purchase 1,250,000 shares of common stock at a price of $0.06 per share. No other options have been granted in nearly two years because the Company has been in an extended lock up due to various ongoing potential corporate transactions. The options vest annually over two years and expire ten years from the date of issuance.

We also have entered into a consulting agreement with The RHL Group, Inc., which is wholly-owned by Mr. Lorsch that provides for a monthly fee of $25,000 plus reimbursement of expenses including medical insurance. The RHL Group provides consulting, operational and technical services to the Company, which we refer to as the RHL Services. As part of the RHL Services, the RHL Group provides the Company with unrestricted access to its internal business and relationship contact database of more than 10,000 persons and entities, which includes clients of the RHL Group and other individuals which may hold value to the Company. The RHL Group also provides infrastructure support to the Company, including allowing the Company unlimited access to its facilities, equipment, and data, information management and server systems. In addition to allowing the Company the use of its office support personnel, the RHL Group has also consented to allow the Company to utilize the full-time services of Mr. Lorsch as the Company's President, Chairman and Chief Executive Officer, which requires substantial time and energy away from his required duties as The RHL Group's Chairman and Chief Executive Officer. In addition, The RHL Group has made its President, Kira Reed, available as the Company's spokesperson. Ms. Reed, who is Mr. Lorsch's spouse, also manages the Company's social networking activities.

On January 26, 2010, we entered into an employment agreement with Ingrid Safranek as our Chief Financial Officer. Under the employment agreement, Ms. Safranek receives a base salary of $8,750 per month, subject to periodic increases as determined by the board of directors, certain benefits as set forth in the employment agreement, and an annual bonus at the discretion of the board of directors. Ms. Safranek's employment agreement which was effective until June 15, 2010, was extended until June 15, 2011 and her base salary was increased to $10,000 per month. On December 10, 2010, the Board approved an amendment to Ms. Safranek's employment agreement to extend the term for an additional year commencing on January 1, 2011 and to increase her base salary to $13,000 per month with the understanding that, it could be necessary to defer the current increase and certain payments or benefits into future periods. On December 28, 2011, the Board extended the current employment agreement for an additional two year term and approved an increase in her monthly base salary to $15,000 with the understanding that, it could be necessary to defer the current increase and certain payments or benefits into future periods.

The current term of Ms. Safranek's employment agreement is effective until December 31, 2013 and will automatically renew for successive 12 month periods unless terminated at least 30 days prior to the end of the term. The employment agreement may be terminated by the Company without cause (as defined in the agreement) upon 90 days written notice or for cause if Ms. Safranek fails to cure the acts or omissions constituting cause within 90 days. If Ms. Safranek's employment is terminated by the Company for cause or voluntarily by Ms. Safranek without good reason, she will not be entitled to receive any severance payments or benefits under the employment agreement. If Ms. Safranek's employment is terminated by the Company without cause or voluntarily by Ms. Safranek for good reason, Ms. Safranek will be entitled to one year of salary at her then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Ms. Safranek. In the event of her disability, Ms. Safranek would be entitled to receive compensation equal to 60% of her base salary as then in effect. Ms. Safranek's employment agreement includes provisions that prohibit her from disclosing our confidential information and trade secrets and competing with us during the term of his employment agreement or soliciting our employees for 12 months following termination of employment.

On December 13, 2010, we entered into an employment agreement with Sunil Singhal as our Executive Vice President of Technology and Development. Under the employment agreement, Mr. Singhal received a base salary of $15,000 per month with the understanding that, it could be necessary to defer a portion of the salary and certain payments or benefits into future periods, subject to annual increase as determined by the board of directors, certain benefits as set forth in the employment agreement, and an annual bonus at the discretion of the board of directors.

The term of Mr. Singhal's employment agreement was effective until December 13, 2012; however, Mr. Singhal's employment was terminated effective March 30, 2012. The employment agreement allowed Mr. Singhal to be terminated by the Company with cause (as defined in the agreement) upon 30 days written notice or for cause if Mr. Singhal failed to cure the acts or omissions constituting cause within 30 days. Mr. Singhal's employment was terminated by the Company for cause and was not entitled to receive any severance payments or benefits under the employment agreement. If Mr. Singhal's employment had been terminated by the Company without cause or voluntarily by Mr. Singhal for good reason, Mr. Singhal would have been entitled to one year of salary at his then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Singhal. Mr. Singhal's employment was terminated effective March 30, 2012.

On June 15, 2010, we entered into an employment agreement with Rafael "Ralph" Salazar as our Vice President Telecommunications & Carrier Relations. Under the employment agreement, Mr. Salazar received a base salary of $6,667, subject to annual increase as determined by the board of directors, certain benefits as set forth in the employment agreement, and an annual bonus at the discretion of the board of directors. Mr. Salazar's employment agreement was effective until June 15, 2012. On December 28, 2011, the Board extended the current employment agreement for an additional two year term and approved an increase in his base salary to $10,833 per month with the understanding that, from time to time, it could be necessary to defer certain payments or benefits into future periods.

The current term of Mr. Salazar's employment agreement is effective until December 31, 2013 and will automatically renew for successive 12 month periods unless terminated at least 60 days prior to the end of the term. The employment agreement may be terminated by the Company without cause (as defined in the agreement) upon 30 days written notice or for cause if Mr. Salazar fails to cure the acts or omissions constituting cause within 30 days. If Mr. Salazar's employment is terminated by the Company for cause or voluntarily by Mr. Salazar without good reason, he will not be entitled to receive any severance payments or benefits under the employment agreement. If Mr. Salazar's employment is terminated by the Company without cause or voluntarily by Mr. Salazar for good reason, Mr. Salazar will be entitled to three months of salary at his then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Salazar.

On April 1, 2011, we entered into an employment agreement with Richard Lagani as our Executive Vice President. Under the employment agreement, Mr. Lagani received a base salary of $12,000 per month, subject to annual increase as determined by the board of directors, certain benefits as set forth in the employment agreement and an annual bonus at the discretion of the board of directors. The current term of Mr. Lagani's employment agreement is effective until April 30, 2013 and will automatically renew for successive 12 month periods unless terminated at least 30 days prior to the end of the term. The employment agreement may be terminated by the Company without cause upon 30 days written notice or for cause (as defined in the agreement) immediately. If Mr. Lagani's employment is terminated by the Company for cause or voluntarily by Mr. Lagani without good reason, he will not be entitled to receive any severance payments or benefits under the employment agreement. If Mr. Lagani's employment is terminated by the Company without cause or voluntarily by Mr. Lagani for good reason, Mr. Lagani will be entitled to two months' severance (if during the first year of the agreement), four months' severance (if during the second year of the agreement) and six months' severance (after two years of service), including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Lagani.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all outstanding equity awards held by our named executive officers as of December 31, 2012.

	Option/Warrant Awards

	Number of Securities Underlying Unexercised Options/Warrant Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option/Warrant (#)	Option/Warrant Exercise Price ($)	Option/Warrant Expiration Date

Robert Lorsch	12,930,000	1,250,000	$0.028 - $0.125	8/6/2014,
Chief Executive Officer				1/27/2020
				& 4/6/2022

Ingrid Safranek	2,100,000	1,250,000	$0.06 - $0.18	1/21/2020,
Chief Financial Officer				6/15/2020,
				1/3/2021
				& 4/6/2022

Ralph Salazar	1,550,000	250,000	$0.08 - $0.23	4/12/2020,
Vice President, Technology				6/1/2020,
and Carrier Affairs				12/21/2020
				& 12/28/21

Richard Lagani	1,150,000	150,000	$0.08 - $0.10	12/13/2015
EVP of Sales				& 12/28/2021

Compensation and Risk Management

Our Compensation Committee and Board of Directors have analyzed whether the Company's executive and employee compensation practices create improper incentives that would result in a material risk to the Company. Based on this analysis, the Compensation Committee and the Board of Directors has determined that none of the Company's compensation practices for its executive officers or employees is reasonably likely to have a material adverse effect on the Company.

Change of Control Arrangements

The Company has employment agreements with some of our executive officers that contain the following change of control arrangements.

Robert Lorsch: In the event the Executive voluntarily terminates his employment hereunder due to a change of control, the Company shall pay the Executive an amount equal to twenty four months' salary at the Executive's rate of pay at the time of termination, including all benefits payable monthly for twenty four months.

Ingrid Safranek: In the event the Executive voluntarily terminates his employment hereunder due to a change of control, the Company shall pay the Executive an amount equal to twenty four months' salary at the Executive's rate of pay at the time of termination, including all benefits payable monthly for twenty four months.

Richard Lagani: In the event the Executive voluntarily terminates his employment hereunder due to a change of control, the Company shall pay the Executive an amount equal to twelve months' salary at the Executive's rate of pay at the time of termination, including all benefits payable monthly for twelve months.

Ralph Salazar: In the event the Executive voluntarily terminates his employment hereunder due to a change of control, the Company shall pay the Executive an amount equal to six months' salary at the Executive's rate of pay at the time of termination, including all benefits payable monthly for six months.

Policies Regarding Tax Deductibility of Compensation

Section 162(m) of the U.S. federal tax code prevents us from taking a tax deduction for non-performance-based compensation in excess of $1 million in any fiscal year paid to the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). The Compensation Committee continues to review the Company's compensation practices to determine what steps it should take to ensure that its executive officer compensation is exempt from Section 162(m).

Principal Accountant Fees and Services

The following table represents aggregate fees billed for the fiscal years ended December 31, 2012 and 2011 by Rose, Snyder & Jacobs. Rose, Snyder & Jacobs performed the audit of our financial statements for the year ended December 31, 2012. All fees described below were approved by the Audit Committee pursuant to our pre-approval policy also discussed below.

Audit Fees -Total fees billed for audit services relating to the fiscal years ended 2012 and 2011 were $75,000 and $66,000, respectively.

Audit-Related Fees -Total fees billed for audit related services relating to the fiscal year ended 2012 and 2011 were $20,500 and $26,000, respectively.

Tax Fees - Tax fees billed for tax services relating to the fiscal years ended 2012 and 2011 were $0 and $0, respectively.  These fees are for professional services rendered for tax compliance, tax consulting and transfer pricing study.

All Other Fees - Total fees billed for other services relating to the fiscal year ended 2012 and 2011 were $0 and $0, respectively.

Audit fees include the audit of the Company's annual financial statements presented in the Company's Annual Reports on Form 10-K, reviews of interim financial statements presented in the Company's Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits and fees related to consents and reports in connection with regulatory filings.

The Company's Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Rose, Snyder & Jacobs, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of the Company's registered public accounting firm. All services provided by Rose, Snyder & Jacobs in 2011 were pre-approved by the Audit Committee after review of each of the services proposed for approval.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy for auditor services, which allows the Chief Executive Officer and/or the Chief Financial Officer of the Company to engage the independent registered public accountants, on a case-by-case basis, to consult with our management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board or other regulatory or standard- setting bodies.  In addition, the Audit Committee may periodically obtain from the independent registered public accountants estimates of anticipated fees for services in the defined categories of audit services, audit-related services, and tax services for a specified accounting period and pre-approves services in such categories up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accountants are engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The members of the Audit Committee approved the fees during subsequent meetings of the Audit Committee.

Householding

We have adopted a procedure, approved by the SEC, called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Internet Availability of Proxy Materials and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact us at (323) 761-7002 or write to MMRGlobal, Inc. at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010.

If you participate in householding and wish to receive a separate copy of this Notice of Internet Availability of Proxy Materials and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact us as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Internet Availability of Proxy Materials and accompanying documents.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2012 (without exhibits), is being forwarded to each stockholder with this Proxy Statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

By Order of the Board of Directors,

Sincerely,

/s/ Robert H. Lorsch

Robert H. Lorsch
Chief Executive Officer

Los Angeles, California,
June 7, 2013

ANNEX A

MMRGLOBAL, INC.
2011 EQUITY INCENTIVE PLAN

Initially Adopted by the Board of Directors on September 1, 2011 and as Amended by the Stockholders
on July ___, 2013;

TERMINATION DATE: August 31, 2021

1. PURPOSES.

(a) General Purpose. The Company, by means of the MMRGlobal, Inc. 2011 Equity Incentive Plan (the "Plan"), seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards and (vii) Other Stock Awards.

2. DEFINITIONS.

(a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) "Board" means the Board of Directors of the Company.

(c) "Capitalization Adjustment" has the meaning ascribed to that term in Section 11(a).

(d) "Cause" means, with respect to a Participant, the occurrence of any of the following: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; (v) such Participant's gross misconduct; or (vi) such Participant's conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might reasonably result in) material harm to the business of the Company. The determination that a termination is for Cause shall be made by the Company in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the " Subject Person ") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(f) "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3(c).

(h) "Common Stock" means the common stock of the Company.

(i) "Company" means MMRGlobal, Inc., a Delaware corporation.

(j) "Consultant" means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered a "Consultant" for purposes of the Plan.

(k) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Participant's leave of absence.

(l) "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n) "Director" means a member of the Board.

(o) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

(q) "Entity" means a corporation, partnership or other entity.

(r) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(s) "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(t) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ( "Regulation S-K" )), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

(x) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(y) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation", and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(ff) "Own," "Owned," "Owner," "Ownership" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) "Plan" has the meaning set forth in Section 1(a).

(ii) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b- 3, as in effect from time to time.

(jj) "Securities Act" means the Securities Act of 1933, as amended.

(kk) "Stock Appreciation Right" means a right to receive the appreciation of Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(ll) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(mm) "Stock Award" means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award or any Other Stock Award.

(nn) "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo) "Stock Bonus Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(pp) "Stock Bonus Award Agreement" means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(qq) "Stock Purchase Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(rr) "Stock Purchase Award Agreement" means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) "Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(tt) "Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(vv) "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Stock Purchase Award, (C) a Stock Bonus Award, (D) a Stock Appreciation Right, (E) a Stock Unit Award (F) an Other Stock Award, (G) cash and/or (H) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv) To amend the Plan or a Stock Award as provided in Section 12.

(v) To terminate or suspend the Plan as provided in Section 13.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(t)(ii) above.

(e) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, (ii) cancel and re-grant any outstanding Stock Awards under the Plan, or (iii) buyout any underwater Options for cash; in each case, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 57,000,000 shares of Common Stock plus an annual increase to be added on the first day of each Company fiscal year, beginning in 2012 and ending in (and including) 2021, equal to the least of the following amounts: (i) five percent (5%) of the Company's outstanding shares of Common Stock on the day preceding the first day of such fiscal year (rounded to the nearest whole share), (ii) 5,000,000 shares of Common Stock, or (iii) an amount determined by the Board.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award ( i.e. , "net exercised"), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4(c), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall not exceed the number of shares of Common Stock available for issuance hereunder at any given time.

(d) Share Counting Limit. Notwithstanding anything to the contrary in the Plan, subject to Section 4(b), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of Common Stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under Section 7(d); and (ii) two (2) shares for each share of Common Stock issued pursuant to a Stock Purchase Award granted under Section 7(a), Stock Bonus Award granted under Section 7(b), Stock Unit Award granted under Section 7(c), or Other Stock Award granted under Section 7(e).

(e) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than two one million (2,000,000) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ( "Form S-8" ) is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. The Board shall determine the term of an Option; provided however that, subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in this section if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company (either by actual delivery or attestation) of other Common Stock at the time the Option is exercised, (2) according to a deferred payment or other similar arrangement with the Optionholder, (3) by a "net exercise" of the Option (as further described below), (4) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (5) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise", (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event that an Optionholder's Continuous Service terminates (for reasons other than Cause or upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Extension of Termination Date. An Optionholder's Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (for reasons other than Cause or upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Death of Optionholder. In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement). If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(l) Termination for Cause. In the event that an Optionholder's Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder's Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(m) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the s ubstance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board and permissible under the Delaware General Corporation Law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant's Continuous Service. In the event that a Participant's Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board's election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant's original cost. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, but each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

(ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Stock Unit Award will not be less than the par value of a share of Common Stock. The consideration may be paid in any form permitted under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its absolute discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however , that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its absolute discretion, deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v) Termination of Continuous Service. In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Awards and all other terms and conditions of such Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Section 162(m) Compliance. It is the intent of the Corporation that any Stock Awards granted under the Plan to a Covered Employee shall qualify as "qualified performance-based compensation" (within the meaning of Treas. Reg. 1.162-27(e)) and the Plan shall be interpreted consistently with such intent. In furtherance of the foregoing, if and to the extent that the Corporation intends that a Stock Award granted under the Plan to any Covered Employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such option shall be made only by members of the Committee who qualify as Outside Directors.

(b)Section 409(a) Compliance. To the extent that the Board or Committee, as applicable, determines that any Stock Award granted under the Plan is subject to Section 409A of the Code, the Plan and document evidencing such Stock Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any agreement evidencing a Stock Award shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof. Notwithstanding any provision of the Plan to the contrary, in the event that following the date hereof the Board or Committee, as applicable, determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date hereof), the Board or Committee, as applicable, may adopt such amendments to the Plan and the applicable Stock Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board or Committee, as applicable, determines are necessary or appropriate to (a) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Corporation shall not be responsible for any additional tax imposed pursuant to Section 409A of the Code, nor will the Corporation indemnify or otherwise reimburse a Participant for any liability incurred as a result of Section 409A of the Code.

(c) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(d) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(e) No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a " Capitalization Adjustment "), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing a Stock Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. EFFECTIVE DATE OF PLAN.

The Plan shall become effective on September 1, 2011, but no Stock Award shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

MMRGLOBAL, Inc.
Stock Option Grant Notice
(2011 Equity Incentive Plan)

MMRGLOBAL, INC. hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder: [Name]

Date of Grant: [Date]

Vesting Commencement Date: [Date]

Number of Shares Subject to Option: [Number of Shares]

Exercise Price (Per Share): $[Strike Price]

Total Exercise Price: $[# shares * strike price]

Expiration Date: [Date]

Type of Grant: □ Incentive Stock Option 1□Nonstatutory Stock Option

Exercise Schedule:

Vesting Schedule

Options vest [ ]

Payment: By one or a combination of the following items (described in the Stock Option Agreement): By cash or check

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the

Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

    If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year. Any excess over $100,000 is a nonstatutory option.

    provided, however, that should a Change in Control occur (as such term is defined in the Company's 2011 Equity Incentive Plan), then vesting shall immediately accelerate such that all shares shall be immediately exercisable.
Other Agreements: MMRGLOBAL, Inc. Optionholder: By: Title: Date: Date:

Attachments: (I) Stock Option Agreement, (II) 2011 Equity Incentive Plan, and (III) Notice of Exercise.

Attachment I

Stock Option Agreement

MMRGLOBAL, INC.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, MMRGlobal Inc. (the "Company" ) has granted you an option under its 2011 Equity Incentive Plan (the "Plan ") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

  VESTING.

  Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

  NUMBER OF SHARES AND EXERCISE PRICE.

  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

  METHOD OF PAYMENT.

  Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

    In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal , pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
    Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal , by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company's reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

  WHOLE SHARES.

  You may exercise your option only for whole shares of Common Stock.

  SECURITIES LAW COMPLIANCE.

  Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

  TERM.

  You may not exercise your option before the commencement of its term or after its term expires. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

    three (3) months after the termination of your Continuous Service for any reason other than Cause, Disability or death, provided that if during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in the preceding paragraph relating to "Securities Law Compliance," your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;
    twelve (12) months after the termination of your Continuous Service due to your Disability;
    eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;
    immediately upon the termination of your Continuous Service if for Cause;
    the Expiration Date indicated in your Grant Notice; or
    the day before the tenth (10th) anniversary of the Date of Grant.

  If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option's exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

  EXERCISE.
    You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
    By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
    If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

  TRANSFERABILITY.
    If your option is an Incentive Stock Option, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
    If your option is a Nonstatutory Stock Option, your option is not transferable, except (i) by will or by the laws of descent and distribution, (ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon the death of the trustor (settlor) and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to a permitted transferee under Rule 701 of the Securities Act.

  OPTION NOT A SERVICE CONTRACT.

  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

  WITHHOLDING OBLIGATIONS.
    At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision as instructed by the Company (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent instructed by the Company), for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
    The Company may, in its sole discretion, and in compliance with any applicable legal conditions or restrictions, withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
    You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

  NOTICES.

  Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

  GOVERNING PLAN DOCUMENT.

  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

Attachment II

2011 Equity Incentive Plan

Attachment III

Notice of Exercise

NOTICE OF EXERCISE

MMRGlobal, Inc.
4401 Wilshire Blvd., Suite 200
Los Angeles, CA 90010

Date of Exercise: ______________________________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one): Incentive ☐     Nonstatutory ☐

Stock option dated:

Number of shares as
to which option is
exercised:

Certificates to be
issued in name of:

Total exercise price: $

Cash payment delivered
herewith: $

Value of _______ shares of
MMRGlobal, Inc. common
stock delivered herewith 2 : $ ________________

By this exercise, I agree to provide such additional documents as you may require pursuant to the terms of the 2011 Equity Incentive Plan, to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option and within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the " Shares "), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

2 Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Certificate of Incorporation, Bylaws and/or applicable securities laws.

Very truly yours, ____________________________

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M61029-P38783 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MMRGlobal, Inc.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Douglas Helm
02) Jack Zwissig

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. To approve whether a vote on our executive compensation should be held once every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M61030-P38783

MMRGlobal, Inc.
Annual Meeting of Shareholders
July 17, 2013 10:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert H. Lorsch and Ingrid G. Safranek, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorized them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MMRGlobal, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:30 AM, PDT on July 17, 2013, at the MMRGlobal, Inc. Corporate headquarters, located at 4401 Wilshire Blvd., Suite 200, Los Angeles, CA 90010, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side